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                                                                   EXHIBIT 10.12




                        RIGHT OF FIRST REFUSAL AGREEMENT





                                    BETWEEN:



                                AZCO MINING INC.





                                      AND:



                    SEVILLE MINERAL DEVELOPMENTS S.A. DE C.V.


                                      AND:


                          MINERA CORTEZ RESOURCES LTD.



                                  DEVLIN JENSEN
                            Barristers and Solicitors
                      Suite 2550, 555 West Hastings Street
                           Vancouver, British Columbia
                                     V6B 4N5


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                     -- Right of First Refusal Agreement --
                             -- Azco Mining Inc. --


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                        RIGHT OF FIRST REFUSAL AGREEMENT




           THIS RIGHT OF FIRST REFUSAL AGREEMENT (the "Agreement") is made and dated for reference effective as fully executed on this 18th day of June, 1998 (the "Effective Date").



BETWEEN:


           AZCO MINING INC., a corporation duly incorporated under the laws of the State of Delaware, U.S.A., and having an address for notice and delivery located at Suite 1250, 999 West Hastings Street, Vancouver, British Columbia V6C 2W2

           ("Azco");

                                                               OF THE FIRST PART


AND:


           SEVILLE MINERAL DEVELOPMENTS S.A. DE C.V., a corporation having an address for notice and delivery located at Plaza Agua Caliente Blvd. Agua Caliente 4558-1201 Tijuana, B.C. 22420, Mexico

           ("Seville");

                                                              OF THE SECOND PART


AND:


           MINERA CORTEZ RESOURCES LTD., a corporation having an address for notice and delivery at 5640 Marine Drive, West Vancouver, British Columbia, V7W 2R6

           ("Minera Cortez");

                                                               OF THE THIRD PART



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           (Seville and Minera Cortez being hereinafter collectively referred to as "Minera" as the context so requires); and


           (Azco and Minera being hereinafter singularly also referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).


           WHEREAS IN CONSIDERATION of the mutual covenants contained in, and the mutual benefits to be derived from, this Agreement, and including, without limiting the generality of the foregoing, the subscription by Azco for 200,000 common shares of Mineral Cortez at a subscription price of $0.25 per common share, the Parties hereto agree as follows:


                                    ARTICLE I

                   RIGHT OF FIRST REFUSAL - PROPERTY INTERESTS


1.1 RESTRICTION AND ASSIGNMENT RESPECTING PROPERTY INTERESTS. During the subsistence of this Agreement, which shall be for a period of five years from the above-referenced Effective Date of this Agreement (the "Option Period"), Minera may not joint venture, option, sell, transfer or otherwise dispose of all or any part of its present or hereinafter acquired interest in and to any resource property interest (each being a "Property Interest") except in accordance with the terms of this Agreement; provided, however, that Minera may at any time at its sole discretion and without the prior approval of Azco assign and transfer a Property Interest to any of its wholly owned subsidiaries, if any, subject at all times to the requirement that any such subsidiary remain wholly owned by Minera failing which any such interest must be immediately transferred back to Minera; and provided further that any transfer of all or any part of Minera's Property Interests or interests under this Agreement to its wholly owned subsidiary shall be accompanied by the written agreement of any such subsidiary to assume the obligations of Minera hereunder and to be bound by the terms and conditions hereof.


1.2 RIGHT OF FIRST REFUSAL ON ANY OFFERED PROPERTY INTERESTS. Minera hereby grants to Azco a 60 calendar day right of first refusal during the Option Period to acquire all, but not less than all, of any Property Interest which Minera desires to either joint venture, option or dispose of in any manner during the Option Period (each being an "Offered Property Interest").


1.3 BONA FIDE OFFER. If Minera receives a bona fide offer (an "Offer") to either joint venture, option or sell any Offered Property Interest, then Minera shall forthwith offer the Offered Property Interest to Azco. The offer to Azco shall be on terms and conditions substantially identical to, and of pro rata equivalent dollar value as, those contained in the Offer either to or from the third party.




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1.4        ELECTION. Azco shall be entitled to elect, by notice in writing (the
"Notice") to Minera within 60 calendar days from the date of receipt by Azco of the Offer, to accept the Offered Property Interest on terms and conditions substantially identical to those contained in the Offer either to or from the third party (collectively, the "Terms and Conditions"). If Azco fails to provide the Notice within the time required, Azco shall be deemed to have declined to exercise its right of first refusal in connection with that particular Offer.


1.5 CONSIDERATION. Subject to Article "III" hereinbelow, in the event that Azco elects, pursuant to section "1.4" hereinabove, to accept an Offered Property Interest then, notwithstanding the remaining Terms and Conditions, and in order that Azco may accept the Offered Property Interest on terms substantially identical with the proposed consideration terms under the original Offer, Azco will be entitled to match the proposed consideration terms under any such Offer by way of the equivalent combination of both issuing shares of Azco (collectively, the "Shares") and paying cash consideration (the "Cash Consideration") to Minera such that the value of any such Shares and/or Cash Consideration, as the case may be, will be equivalent in value to the proposed consideration terms under the Offer and in the substantially identical relative share/cash proportions. In this regard, and in order to more particularly determine the value of any Shares to be provided by Azco for its acceptance of an Offered Property Interest, Azco shall be entitled to utilize the previous ten-day average closing price of Azco's common shares on The Toronto Stock Exchange as at the date of any Notice as the appropriate per Share price forming part of any such Share consideration. For greater certainty it is hereby acknowledged and agreed that any proposed consideration under the terms of an Offer which contemplates either cash consideration and/or work commitment expenditures or the like must be matched by Azco in the Terms and Conditions of its Notice.


1.6 NOT EXERCISED. If Azco does not exercise its right to accept an Offered Property Interest as aforesaid, Minera may, for a period of 180 calendar days following the last date upon which Azco could have made the election pursuant to section "1.4" hereinabove, dispose of the Offered Property Interest but only on terms and conditions substantially identical to those as contained in the Offer for that Offered Property Interest.


1.7 TERMINATION OF RIGHT OF FIRST REFUSAL. Except with respect to the specified Offered Property Interest, the right of first refusal to acquire up to 100% of any Offered Property Interest will not terminate if, on receipt of any Offer from Minera under this section, Azco fails to exercise the right.


1.8 EXCLUSIONS TO RIGHT OF FIRST REFUSAL. The right of first refusal shall not apply to any sales or transfers of Property Interests from Seville to Minera Cortez. In addition, it shall be subordinated to any such right granted by Minera Cortez in any joint venture, option or property purchase to an optionor or vendor of any Property Interests acquired by Mineral Cortez subsequent to the Effective Date hereof.




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                                   ARTICLE II

              RIGHT OF FIRST REFUSAL - FINANCINGS FOR MINERA CORTEZ


2.1 NOTIFICATION. Minera Cortez will notify Azco of the terms of any further private and/or public equity or debt financing that it requires or proposes to obtain during the Option Period (each a "Financing") and Azco will have the right of first refusal to provide up to 100% of any such Financing on terms and timing substantially identical as any third party is prepared to provide.


2.2 EXERCISE OF RIGHT. This right of first refusal must be exercised by Azco within 7 calendar days following its receipt of the notice from Mineral Cortez offering terms of Financing, or advising that it is prepared to accept a third party offer of Financing, by notifying Minera Cortez that they will provide up to 100% of such Financing on terms substantially identical to those contained in the notice.


2.3 FAILURE TO GIVE NOTICE. If Azco fails to give notice within the 7 calendar days that it will provide up to 100% of such Financing upon the terms set out in the notice, Minera Cortez will then be free for 180 calendar days to make other arrangements to obtain financing from another source on substantially identical terms.


2.4 TERMINATION OF RIGHT OF FIRST REFUSAL. The right of first refusal to provide Financing will not terminate if, generally, on receipt of any notice from Minera Cortez under this section, Azco fails to exercise the right for that Financing.


2.5 EXCLUSIONS TO RIGHT OF FIRST REFUSAL. For greater certainty the right of first refusal to provide Financing hereunder shall not apply to any securities issued by Minera Cortez for incentive stock options, to vendors or optionors for properties, pursuant to any amalgamation or reorganization or pursuant to its initial public offering of securities (unless Minera Cortez will thereupon have adequate share distribution for listing). In addition, the right of first refusal to provide Financing shall not apply to Seville.


                                   ARTICLE III

                                   ARBITRATION


3.1 MATTERS FOR ARBITRATION. Notwithstanding section "1.5" hereinabove, the Parties hereto agree that all questions or matters in dispute with respect to this Agreement shall be submitted to binding arbitration pursuant to the terms hereof.


3.2 NOTICE AND NEGOTIATION. It shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof that such



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Party intending to refer any matter to arbitration shall have given to the other
Party, not less than 10 calendar days' prior written notice of its intention to do so, together with reasonable particulars of the matter in dispute, and that such complaining Party shall have invited the noticed Party at least once to negotiate the dispute. On the expiration of such 10 calendar days the Party who gave such notice may proceed to refer the dispute to arbitration as provided for in section "3.3" hereinbelow.


3.3 APPOINTMENTS AND PROCEDURE. After the 10 calendar day period set forth in section "3.2" hereinabove a Party desiring arbitration shall appoint one arbitrator with a statement of credentials and shall notify the noticed Party of such appointment, and the noticed Party shall, within 10 calendar days after receiving such notice, agree that such first arbitrator shall be the only arbitrator or shall appoint a second arbitrator and give notice of the same. The two arbitrators so named, before proceeding to act, shall, within 10 calendar days of the appointment of the last appointed arbitrator, agree on the appointment of a third arbitrator to act with them, and such three arbitrators shall select a chairman from themselves. If the noticed Party shall fail to appoint and give notice of an arbitrator within 10 calendar days after receiving notice of the appointment of the first arbitrator, then the first arbitrator shall act as a single arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of a third, then the third arbitrator shall be appointed under the provisions (the "Rules") of the Commercial Arbitration Act (British Columbia) or, failing that, by a judge of the Supreme Court of the Province of British Columbia on the motion of any Party to the dispute. Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Rules. Where there is an insufficiency in this Article or the Rules then the arbitrators shall make reference to the provisions of the procedures and practices of the British Columbia International Commercial Arbitration Centre (Domestic Arbitration) and, if there is further insufficiency, and otherwise in interpretation and rulings regarding this Article or the Rules and regarding the matters of dispute, the arbitrators shall be the masters of procedure, evidence, rules of order and the process of law and judgment. Where this Agreement, the constating documents of either Party, other documents relevant to the Parties or the law does not provide for or address any material matter in dispute, then the arbitrator(s) shall have reference to the customary practice of the industry and, if the Parties do not call expert testimony, the arbitrator(s) may, but is not obliged to, call its own determined expert testimony at the cost of the Parties. The arbitrators, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in accordance with agreement of the Parties or the Rules and shall establish the calendar and procedure for the purpose of hearing the evidence and representations of the Parties. When Azco is not a party to the arbitration the Parties and the arbitrator(s) shall copy Azco with all correspondence and submissions to or from the arbitrator(s) (omission to do so shall not invalidate the proceedings) unless the arbitrator(s) rules that any communication is privileged, or any rulings or awards. Azco shall have the right to intervene in the arbitration and have standing to make representations on such terms as to costs as the arbitrator(s) may determine. Any arbitration shall be transcribed, unless the Parties waive such, and the proceedings and hearings and decisions shall be confidential and in closed hearings unless the Parties waive such, partly or wholly or as may be necessary for any execution of an arbitration award. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award but, failing specification, each Party



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shall bear its own costs and the losing party shall bear the cost of the arbitrator(s) and the arbitration facilities.


3.4 AWARD. The Parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final, binding and enforceable upon each of them and shall not be appealable except for manifest error of law.


                                   ARTICLE IV

                                     GENERAL


4.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties hereto with respect to the subject matter of this Agreement. No modification of this Agreement shall be effective unless in writing and executed by each of the Parties to this Agreement.


4.2 ENUREMENT AND ASSIGNMENT. This Agreement will enure to the benefit of and will be binding upon the Parties hereto and their respective successors. In addition, and subject to section "1.1" hereinabove, this Agreement may not be assigned without the prior written consent of all of the Parties hereto, which consent shall be in their sole discretion.


4.3        TIME OF THE ESSENCE. Time will be of the essence of this Agreement.

4.4 REPRESENTATION. It is hereby acknowledged by each of the Parties hereto that, as between the Parties herein, Devlin Jensen acts solely for Azco and Lang Michener Lawrence & Shaw acts solely for Minera Cortez and, correspondingly, that Seville has been advised by each of Devlin Jensen and Lang Michener Lawrence & Shaw to obtain independent legal advice with respect to their respective review and execution of this Agreement.


4.5 APPLICABLE LAW. The situs of this Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws prevailing in the Province of British Columbia.


4.6 FURTHER ASSURANCES. The Parties hereto hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and



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instructions as may be required by the Parties hereto or their respective counsel in order to carry out the true nature and intent of this Agreement.


4.7 SEVERABILITY AND CONSTRUCTION. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).


4.8 CAPTIONS. The captions, section numbers and Article numbers appearing in this Agreement, if any, are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.


4.9 COUNTERPARTS. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth on the front page of this Agreement.


4.10 NO PARTNERSHIP OR AGENCY. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of any other Party, nor create any fiduciary relationship between them for any purpose whatsoever. No Party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, any other party except as may be, from time to time, agreed upon in writing between the Parties or as otherwise expressly provided.


4.11 CONSENTS AND WAIVERS. No consent or waiver expressed or implied by any Party in respect of any breach or default by any other Party in the performance by such Party of its obligations hereunder shall:


           (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;


           (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;


           (c)        constitute a general waiver under this Agreement; or




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           (d)        eliminate or modify the need for a specific consent or
                      waiver pursuant to this section in any other or subsequent instance.


                      IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands and seals in the presence of their duly authorized signatories effective on the day and year first above written.


The CORPORATE SEAL of                         )
AZCO MINING INC.                              )
                                              )
was hereunto affixed in the presence of:      )
                                              )                   (C/S)
                                              )
______________________________________________)
Authorized Signatory                          )


The CORPORATE SEAL of                         )
SEVILLE MINERAL                               )
DEVELOPMENTS S.A. DE C.V.                     )
was hereunto affixed in the presence of:      )                   (C/S)
                                              )
                                              )
______________________________________________)
Authorized Signatory                          )


The CORPORATE SEAL of                         )
MINERA CORTEZ RESOURCES LTD.                  )
was hereunto affixed in the presence of:      )
                                              )                   (C/S)
                                              )
______________________________________________)
Authorized Signatory                          )

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                     -- Right of First Refusal Agreement --
                             -- Azco Mining Inc. --